Securities and Exchange Commission

                       Washington D.C. 20549


                            Form 8-K/A
                        (AMENDMENT NO. 2)

                          Current Report


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date Of Report (Date of the earliest event reported)




                           October 12, 1995

                          ____________________


                            The Stephan Co.



   Florida                       1-4436               59-0676812
 (State or other             (Commission File      (I.R.S.Employer
  jurisdiction of                Number)            Identification
  incorporation)                                        Number)


               1850 W. McNab Road
            Fort Lauderdale, Florida                      33309
    (Address of principal executive offices)            (Zip Code)



                               (305) 971-0600
             (Registrant's telephone number, including area code)
















ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS.

  (a) Financial Statements of Business Required.

None

  (b) Pro Forma Financial Information.

None

  (c) Exhibits.

16.3 Letter from former independent accountant concurring with Registrant's Form 8-K/A as filed with the Securities and Exchange Commission on November 1, 1995.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on November 3, 1995.


The Stephan Co.



By:




David Spiegel
Chief Financial Officer























                         Kaufman, Rossin & Co.
                     Certified Public Accountants

                       2699 South Bayshore Drive
                         Miami, Florida 33133


                            November 1,1995






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


RE:  The Stephan Co.
     File Ref. No. 1-4436


We were previously the principal accountant for The Stephan Co. and, under the date of March 30, 1995, we reported on the consolidated financial statements of The Stephan Co. and subsidiaries as of and for the years ended December 31, 1994 and 1993. On October 11, 1995, we resigned. We have read The Stephan Co.'s statements included under Item 4(b),(c) and (d) of its Form 8-K/A delivered November 1, 1995 and we agree with such statements.



                                  Very truly yours,



                                  KAUFMAN, ROSSIN & COMPANY



cc:  David Spiegal
     (via fax at 305-971-0636)